NOTICE OF SUBSTITUTION

Dated September 16, 2011
Allianz Life Insurance Company of North America
Allianz Life Variable Account A
Allianz Life Variable Account B
Allianz Life Insurance Company of New York
Allianz Life of NY Variable Account C

(collectively, “Allianz Life”)

Effective September 16, 2011, shares of the PIMCO EqS Pathfinder Portfolio (“Pathfinder Portfolio”) were substituted for all shares of the Mutual Global Discovery Securities Fund (“Mutual Global Fund”) owned through variable insurance products issued by Allianz Life. As indicated below, Institutional Class shares of the Pathfinder Portfolio replaced Class 1 shares of the Mutual Global Fund, and Advisor Class shares of the Pathfinder Portfolio replaced Class 2 shares of the Mutual Global Fund.

Replacement Fund (Adviser)	Share Classes	Replaced Fund (Adviser)	Share Classes
PIMCO EqS Pathfinder PortfolioTM (Pacific Investment Management Company LLC, or “PIMCO”)	Institutional Class Advisor Class	Mutual Global Discovery Securities Fund (Franklin Mutual Advisers, LLC)	Class 1 Class 2

From the date of your initial notice through the date of the substitution, you were allowed to make one transfer of Contract value invested in the Mutual Global Fund into any one or more other Investment Options available to you under your Contract, without any limitation or charge on the transfer. If you did not exercise this free transfer right prior to the substitution, for a period of 30 days after the substitution, you may make one transfer of Contract value invested in the Pathfinder Portfolio into any one or more other Investment Options available to you under your Contract, again without any limitation or charge on transfers. Any transfers you may make pursuant to this free transfer right will be subject to the restrictions on Investment Option allocations set forth in your Contract. Your free transfer will not count as one of the limited number of transfers permitted in a year free of charge, and Allianz Life will not impose any additional transfer restrictions on this transfer. After the conclusion of the 30 days following the substitution, any transfers will be subject to any applicable limitations or charges described in your Contract's prospectus.

If you did not transfer your Contract value from the Mutual Global Fund prior to the date of the substitution, that amount was automatically transferred to the Pathfinder Portfolio. The automatic transfer does not count toward the number of free transfers available under your Contract, and you will not be assessed a transfer or any other fee for this automatic transfer.

For your convenience, we previously sent the most recent prospectus for the Pathfinder Portfolio along with your initial notice of the substitution. If you would like information or a prospectus, free of charge, for any of the Investment Options available under your contract, or if you would like to make a transfer of your Contract value, please call our Service Center toll-free at 800.624.0197, or visit our website at www.allianzlife.com/Products/VariableAnnuities. If you have any other questions, please feel free to call our Service Center. Thank you for your business.